Exhibit 99.1
 Investor Presentation  August 4, 2020

 Safe Harbor  This presentation contains information, statements, beliefs and opinions which are forward-looking, and which reflect current estimates, expectations and projections about future events, referred to herein and which constitute “forward-looking statements” or “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this document, regarding our strategy, future operations, financial position, prospects, plans and objectives of management are forward-looking statements. Statements containing the words “could”, “believe”, “expect”, “intend”, “should”, “seek”, “anticipate”, “will”, “positioned”, “project”, “risk”, “plan”, “may”, “estimate” or, in each case, their negative and words of similar meaning are intended to identify forward-looking statements. By their nature, forward-looking statements involve a number of known and unknown risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond the Company’s control, concerning, among other things, the Company’s anticipated business strategies, anticipated trends in the Company’s business and anticipated market share, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. In addition, even if the outcome and financial effects of the plans and events described herein are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. Although the Company has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking information, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. Forward-looking information contained in this presentation is based on the Company’s current estimates, expectations and projections, which the Company believes are reasonable as of the current date. The Company can give no assurance that these estimates, expectations and projections will prove to have been correct. Given these uncertainties, you should not place undue reliance on these forward-looking statements. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law. CANNABIS-RELATED ACTIVITIES ARE ILLEGAL UNDER U.S. FEDERAL LAWS: The U.S. Federal Controlled Substances Act classifies “marijuana” as a Schedule I controlled substance. Accordingly, cannabis-related activities, including without limitation, the cultivation, manufacture, importation, possession, use or distribution of cannabis and cannabis products are illegal under U.S. federal law. Strict compliance with state and local laws with respect to cannabis will neither absolve the Company of liability under U.S. federal law, nor will it provide a defense to any federal prosecution which may be brought against the Company with respect to adult-use or recreational cannabis. Any such proceedings brought against the Company may adversely affect the Company’s operations and financial performance. Prospective investors should carefully consider the risk factors before investing directly or indirectly in the Company and purchasing the securities described herein.  1

BTTR Investment Highlights

Well Positioned in High Growth Segments

- Premium, natural products aligned with consumer trends
- Compelling cat/dog mix, with strong innovation pipeline
- Approximately 60% of BTTR net sales are concentrated in E-Commerce and Direct-to-Consumer. Both of these segments are growing at 15-20%+ annually
- Established premium brands primed for long term growth

Strong and Growing International Presence

- International sales account for ~17% of BTTR net sales, or ~$8mm of annual sales
- Revenue has been doubling annually and target BTTR international revenue at ~25% of total within 3 years

Public Market Scarcity

- FreshPet (FRPT) is the only publicly traded competitor to BTTR.
- FRPT trades at ~15x 2019A revenue, an ~9x premium to BTTR at <2x 2019A revenue
- There have been multiple acquisitions of publicly traded pet products companies in recent years

Strong Industry Trends

- Premiumization and humanization of pets
- Recession resistant
- Millennials an important and growing demographic
- Middle class income growth in emerging economies

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Business Profile & Key Growth Areas

E-Commerce

- 36% of net sales in 1Q20
- BTTR well positioned to capitalize on the rapidly accelerating trend of online purchasing by pet parents

Direct to Consumer

- 21% of net sales in 1Q20
- High growth, first mover opportunity
- Millennial demographic is an important focus area for DTC growth

International

- 17% of net sales in 1Q20 primarily in Asia-Pacific
- Countries include: China, South Korea, Japan, Taiwan, Hong Kong, Australia, Philippines
- Very high growth, current run-rate of ~$8mm annual sales

Other Growth Areas

- Food-Drug-Mass ("FDM")
- Other International: Europe, Latin America
- Specialized Products: Vegan, etc

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 Attractive Category Dynamics  (2) Source: Morgan Stanley Equity Research  ($ in billions)  2013 – 2017 CAGR of 4.1%  2018 – 2022E CAGR of 3.3%  Least Recession Resistant  Premium Pet Food is Driving the Overall Pet Food Industry Growth(2)  The U.S. Pet Food & Treat Market Enjoys Consistent Growth(1)  Dog Food 2012-2017 CAGR by Type  Cat Food 2012-2017 CAGR by Type    Projected    Actual  Source: Packaged Facts   4

 Pet Care Industry During the “Great Recession” (2008-2009)  Source: Euromonitor International (Passport Industries)  Halo (’08-’09): 20.4%  5  Affordable luxury

   Public Market Scarcity – Equity Value Creation  Source: Company Management, Public Company Filings  (OTCQB: BTTR)  (NASDAQ: FRPT)  (000’s)  (000’s)  6  Key Channels    E-Commerce, Direct-to-Consumer, Pet Specialty, International, Grocery & Mass    Grocery & Mass            Product Attributes    Premium Natural Whole Meat    Super Premium Refrigerated      Halo: Canned & Kibble Products    Natural Whole Meat      TruPet: Freeze Dried and Dehydrated                Manufacturing &    Co-Packaged: Industry Leading Sourcing    In-House Manufacturing  Supply Chain    of High Quality Proteins                Dog / Cat Split    Halo: 50% Dog, 50% Cat    96% Dog, 4% Cat      TruPet: 100% Dog

 Comparable Pet Industry Transaction Multiples    ($ Millions)  Source: S&P Capital IQ  M&A transactions in the space have averaged ~3x EV/ LTM revenue and ~15x EV/ LTM EBITDA  7

 Brand Overview  8

Halo at a Glance

Company Overview

- Halo is a 30-year-old, premium, natural pet food brand based in Tampa, FL that is uniquely differentiated from its competitors
  - Uses natural whole meat and no rendered meat meal
  - Highly digestible due to use of real whole protein
- History of top line growth driven by continued premiumization of the pet food industry
- Flexible and scalable outsourced manufacturing model with capacity to grow or insource
- E-Commerce is the Company's largest and fastest growing channel
- 2019A Net Revenue of $32.6 million

Consistent Historical Revenue Growth Across the Business Cycle

(Prior to 2019; Fiscal year ending June 30, $ in millions)

2018 Includes one-time PetSmart inventory stocking order of ~$6m in Q4 2018



$40
$30
$20
$10
$0
FY 2006 - 2016 CAGR of 20%
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

Diverse Product Portfolio



Key Customers

amazon.com
petco
chewy
PETSMART
Stop&Shop
Walmart.com
Wegmans
Big Y

Clear Product Differentiation

Natural WHOLE Meat



High moisture content
USDA Inspected Facility
95% protein digestibility

Rendered Meal Powder



Low moisture content
Rendering plant
61% protein digestibility

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TruPet at a Glance

TruPet is a data-driven, subscription based, ultra premium brand focused on direct, high-touch engagement with its customers

Company Overview

- Founded in 2013 by Lori Taylor and based in Tampa, FL, TruPet produces and markets raw freeze-dried and dehydrated food, treats, and supplements for dogs and cats
- Well positioned as industry shifts toward products that create longer, better, lives for pets and helping pet owners understand the benefits of feeding a species an appropriate diet. Brands include:
  - TruDog - DTC Pet Wellness Products
  - Rawgo! - DTC Dehydrated Dog Food
  - Orapup and TruDog Dental - DTC Oral Care Products
  - TruCat - DTC Cat Wellness Products

Strong, Loyal & Growing Recurring Customer Base

90%
REVENUE FROM REPEAT CUSTOMERS

10%
YOY AOV GROWTH

150k
MONTHLY OPT-IN EMAILS

50k
MONTHLY OPT-IN SMS

LTV / CAC of 3.2x
(Industry standard is 3x)

E-Commerce & Direct to Consumer Expertise

TRUDOG® amazon chewy

Customer Acquisition Channels

Social Networks *Google* *YouTube* *Email* *Direct Mail* *Radio*





Source: Company Management.

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Differentiated Product Offering

Halo and TruDog produce unique products using ingredients that are better for pets


NO
Meals!
Real
WHOLE
Chicken
HALO
HOLISTIC CHICKEN & CHICKEN LIVER RECIPE


TRUDOG
FEED ME


BLUE
Life Protection Formula
ADULT


Merrick


Natural Balance
ORIGINAL ULTRA


WELLNESS
Complete Health

Top 5 Ingredients	Halo® Holistic Chicken and Chicken Liver Recipe for Adult Dogs	TruDog Feed Me Turkey Grain-Free Freeze-Dried Raw Dog Food	Blue™ Life Protection Formula® Adult Chicken & Brown Rice Recipe Dry Dog Food	Merrick® Classic Real Chicken + Green Peas Recipe with Ancient Grains Adult Dry Dog Food	Natural Balance® Original Ultra® Whole Body Health® Chicken, Chicken Meal, Duck Meal Dry Dog Formula	Wellness® Complete Health® Adult Deboned Chicken & Oatmeal Recipe Dry Dog Food
	(WHOLE) Chicken	Ground Turkey	Deboned Chicken	Deboned Chicken	Chicken	Deboned Chicken
	(WHOLE) Chicken Liver	Turkey Heart	Chicken Meal	Chicken Meal	Chicken Meal	Chicken Meal
	Dried Egg Product	Turkey Liver	Brown Rice	Peas	Peas	Oatmeal
	Oatmeal	Herring Oil	Barley	Turkey Meal	Potatoes	Ground Barley
	Pearled Barley		Oatmeal	Brown Rice	Chicken Fat	Peas

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 Strong Co-Packer Relationships & Certifications  12  Primary co-packer for Kibbles    Primary co-packer for Canned Food    Smaller co-packers for Supplements & Treats    High Quality Ingredient Certifications  Primary co-packer for Freeze-Dried Raw

Established Premium Brands Positioned for Long Term Growth



BTTR is in a $100+ Billion Global Pet Food Market …

- Premiumization of Pet Foods
- Millennials Driving Better Ingredients
- Whole Meat vs. Meat Meal
- Changing Demographics



…with Leading Premium Brands…

- Well Established Brands
- Industry Leading Product Sourcing
- Leader in "Whole" Meat
- Multiple Industry Awards



… that are Invested To Scale …

- Product Testing, Messaging, Production
- YouTube + TV + Digital
- Social Media Traction



…with Avenues Of Growth in Innovative Products & New Channels

- Significant Online Sales Growth Driven by Shift
- Meaningful Growth in Key International Markets
- Channel Expansion
- Innovative Growth Oriented Products

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Actionable Near-Term Growth Opportunities

E-Commerce

- Fastest growing channel in pet food, especially due to Covid-19
- Prioritizing with Amazon and Chewy
- Recent advertising using Amazon Media Group has cross-channel impact

chewy.com amazon Walmart.com TARGET .com

International

- Large and growing natural pet market in Asia and other markets
- Successful traction and accelerating sales growth in Japan, South Korea, Taiwan, Philippines, China and Australia
- Growth in Asia is fueled by increasing levels of economic financial status and demand for premium, western manufactured products

Vegan Products

- Strong reception to launch of Garden of Vegan® dog food
- Second Product (Ocean of Vegan®) launched recently
- Great for families with vegan lifestyles as well as protein sensitivities
- Awarded #1 Brand in the Vegan Dog Category by VegNews


HALO

Food, Drug & Mass: New Product Innovation

- In addition to recent innovation (including Vegan line), plan to launch differentiated product for Food, Drug, Mass Accounts
- Initial conversations with retailers already underway

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 Financials  15

BTTR Financial Highlights

~$45mm of Consolidated Net Sales

- BTTR's 2019A ~$45mm net sales split ~68% Halo and ~32% TruPet (Direct-to-Consumer)

Cash flow Positive

- BTTR is cashflow positive. Please see 1Q20 Adjusted EBITDA reconciliation on Page 19 for details

2021 "Uplist" Planned

- BTTR intends to uplist to either the Nasdaq or NYSE in ~mid-2021 post filing its 2020 10-K. BTTR expects this to be a material catalyst for the company from a capital market perspective

Strong Performance During Covid-19 Pandemic

- 1Q20 and 2Q20 saw unprecedented increases in order volume on our Chewy, Amazon and DTC platforms
- Covid-19 has accelerated the shift to online purchasing habits by pet parents

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 Source: Public Company Filings  2019 Consolidated Financials    Unaudited Pro Forma Combine Statement of Operations and Comprehensive Loss                  For the Twelve Months Ended December 31, 2019                  (Dollars in thousands)                                              Consolidated     Historical Halo     Adjustments       Combined Pro Forma  Net sales   $ 15,577      $ 32,576      $ (3,657)       $ 44,496   Cost of goods sold  9,717     21,352     (1,418)      29,651   Gross profit  5,860     11,224     (2,239)      14,845   Operating expenses:                  General and administrative  19,782     7,521     (4,898)      22,405   Share-based compensation  10,280     -    309       10,589   Sales and marketing  10,138     6,711     -      16,849   Customer service and warehousing  1,097     -    -      1,097   Impairment of intangible asset  889     -    -      889   Loss on disposal of equipment  -    64     -      64   Total operating expenses  42,186     14,296     (4,589)      51,893   Loss from operations  (36,326)    (3,072)    2,350       (37,048)  Other expense:                  Interest expense, net  (670)    (272)    (3,995)      (4,937)  Loss on acquisitions  (147,376)    -    -      (147,376)  Change in fair value of warrant derivative liability  (90)    -    -      (90)  Total other expense  (148,136)    (272)    (3,995)      (152,403)                    Net and comprehensive loss  (184,462)    (3,344)    (1,645)      (189,451)  Preferred dividends  109      -     -      109   Net and comprehensive loss available to common stockholders   $ (184,571)    (3,344)    (1,645)      (189,560)  Weighted average number of shares outstanding (in shares)  33,238,600               35,372,990   17

 Note that 1Q 2019 financials exclude any impact from the Halo acquisition (completed Dec 2019)  Source: Public Company Filings  1Q20 vs 1Q19    Better Choice Company Inc.        Condensed Consolidated Statements of Operations and Comprehensive Loss        (Unaudited)        (dollars in thousands except share and per share amounts)                  Three Months Ended March 31,        2020    2019          Net sales   $ 12,226      $ 3,551   Cost of goods sold   8,069       1,661   Gross profit   4,157      1,890           Operating expenses:        General and administrative   8,056      1,959   Share-based compensation   2,484      206   Sales and marketing   1,959      2,185   Customer service and warehousing   190      254   Total operating expensesA   12,689       4,604   Loss from operations   (8,532)     (2,714)          Other expense:        Interest expense, net   2,301      62   Change in fair value of warrant derivative liability   (1,379)     -   Total other expense   922       62           Net and comprehensive loss   (9,454)     (2,776)  Preferred dividends   34      -   Net and comprehensive loss available to common stockholders   (9,488)      (2,776)  18  A) Halo general and administrative expenses include non-cash amortization of $0.4 million related to the trade name and customer relationship intangible assets acquired as part of the Halo acquisition, salaries and wages and related costs of $0.6 million, as well as other costs such as professional and consulting fees, charitable contributions, and other miscellaneous costs. Better Choice general and administrative expenses accounted for the remaining increase, driven by share-based compensation ($2.5 million), consulting other professional fees ($1.1 million))

 BTTR reported positive Adjusted EBITDA of +$307k in 1Q20  Source: Public Company Filings  Adjusted EBITDA Reconciliation    Better Choice Company Inc.      Reconciliation of Net Loss to EBITDA and Adjusted EBITDA              Three Months Ended      March 31,      2020  2019    (dollars in thousands)          Net loss   $ (9,488)   $ (2,776)  Depreciation and amortization   457    4   Interest expense, net   2,301    62   EBITDA   (6,730)   (2,710)  Non-cash share-based compensation and warrant expense(a)   5,078    206   Acquisition related expenses(b)   899    -   Non-cash effect of purchase accounting on cost of goods sold(c)   894    -   Offering relating expenses(d)   166    -   Adjusted EBITDA   $ 307    $ (2,504)  Adjusted EBITDA as a % of Net sales  2.5%  -70.5%        (a) Reflects non-cash expenses related to equity compensation awards and stock purchase warrants associated with a contract that was subsequently terminated. Share-based compensation is an important part of the Company's compensation strategy and without our equity compensation plans, it is probable that salaries and other compensation related costs would be higher.      (b) Reflects costs incurred related to acquisition and integration activities that are not anticipated to recur and operating expenses that are not anticipated to recur due to acquisition related synergies      (c) Reflects non-cash expense recognized in cost of goods sold related to the step-up of inventory required under the accounting rules for business combinations      (d) Reflects legal and advisory costs associated with the registration of previously issued common shares      19

1Q20 Balance Sheet

Condensed Consolidated Balance Sheets - USD ($) in Thousands	Three Months Ended March 31, 2020	2019
Current Assets		
Cash and cash equivalents	$ 1,842	$ 2,361
Restricted cash	25	173
Accounts receivable, net	6,121	5,824
Inventories, net	4,762	6,580
Prepaid expenses and other current assets	3,064	2,641
Total Current Assets	15,814	17,579
Noncurrent Assets		
Property and equipment, net	349	417
Right-of-use assets, operating lease	888	951
Intangible assets, net	14,259	14,641
Goodwill	18,614	18,614
Other assets	1,027	1,330
Total Assets	50,951	53,532
Current Liabilities		
Short term loan, net	17,023	16,061
Line of credit, net	5,366	4,819
Other liabilities	209	500
Accounts payable	4,226	4,049
Accrued liabilities	4,570	4,721
Deferred revenue	330	311
Operating lease liability, current portion	352	345
Warrant derivative liability	841	2,220
Total Current Liabilities	32,917	33,026
Noncurrent Liabilities		
Notes payable, net	17,559	16,370
Operating lease liability	566	641
Total Noncurrent Liabilities	18,125	17,011
Total Liabilities	51,042	50,037
Redeemable Series E Convertible Stock		
Redeemable Series E preferred stock, $0.001 par value, 2,900,000 shares authorized, 1,387,378 shares issued and outstanding at March 31, 2020 and December 2019	10,566	10,566
Stockholders' Deficit		
Common stock, $0.001 par value, 88,000,000 shares authorized, 48,939,708 & 47,977,390 shares issued and outstanding at March 31, 2020 and December 31, 2019	49	48
Additional paid-in capital	200,051	194,150
Accumulated deficit	(210,757)	(201,269)
Total Stockholders' Deficit	**(10,657)**	**(7,071)**
Total Liabilities, Redeemable Preferred Stock and Stockholders' Deficit	**50,951**	**53,532**

Source: Public Company Filings

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 Capital Structure    Source: Public Company Filings  21

 Equity Capitalization    Source: Public Company Filings  1,387,378 shares of Series E preferred stock are issued and outstanding, with an aggregate stated value of $1,373,504, convertible into 1,760,903 shares of common stock at $0.78 per share, subject to adjustment under certain conditions  22

 Appendix – BTTR Team  23

Management Team

Werner von Pein
Chief Executive Officer

- Corporate growth professional, formally at Three Dog Bakery, Nutrivet, Rexall, Lavazza, Quaker Oats
- Began his career with Procter & Gamble over 37 years ago, and has extensive experience in the Pet food space
- As president of Three Dog Bakery, he increased distribution and significantly grew annual sales
- Held a number of different leadership positions across food and beverage sectors internationally as well as domestically in the U.S.

Damian Dalla-Longa
Executive Vice President, Corporate Development; Director

- Extensive experience investing in and operating healthcare and consumer-facing businesses
- Worked at Bain Capital, Silver Point, King Street and Magnetar (managed $2.5 Bn+ AUM)
- Founded middle-market special situations investment firm Albaron Partners
- Founding Shareholder and Board Director of BTTR
- Undergraduate and MBA from Wharton School, University of Pennsylvania

Robert Sauermann
Executive Vice President, Strategy & Finance

- Significant experience leading the sourcing, diligence, execution and management of growth equity investments
- Deployed $100m+ of growth equity capital at Pegasus Capital Advisors (~$2.0bn AUM); prior to Pegasus worked at Credit Suisse
- Member of Halo Board for 2+ years, leading the successful restructuring of business and subsequent sale process
- Undergraduate from Harvard College

Anthony Santarsiero
Executive Vice President, Direct to Consumer

- Extensive experience operating and managing consumer facing businesses
- Proven track record of growing consumer demand via online marketing strategies
- Founder of pet food business (Terra Paws), RV Genie and RV Clear Price

Sharla Cook
Vice President, Finance

- Experienced finance and accounting leader for both start-ups and mature, global organizations
- Held various leadership positions across multiple industries with oversight of accounting, audit, treasury, corporate finance, investor relations and human resources
- Began her career at KPMG LLP in the audit and assurance practice
- Certified Public Accountant in the State of Florida

Donna Bowden
Vice President, Operations

- Extensive experience in operations in the consumer products industry
- Began career as a packaging engineer with Colgate Palmolive and moved into production planning and contract manufacturing coordination
- Joined the Halo team 10 years ago in operations and logistics, advancing to Vice President of Operations
- Recently moved to VP of Operations for Better Choice, overseeing operations for Both Halo and TruPet

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Board of Directors

Mike Young
Chairman

- Former Co-Head of Trading and Managing Director at GMP Securities in Toronto and New York
- Board Member of ICC Labs (acquired by Aurora) and Founding Shareholder and Board Member of Nuverra (acquired by Aphria)
- Extensive management and trading experience in the US and Canadian capital markets that has built a strong network of North American and international investors

John Word, III
Director

- Renowned for transforming the California insurance broker's role in the small group health benefits marketplace
- Mr. Word founded the Word & Brown General Agency in 1984 to market and distribute health plans through California's huge brokerage community
- In 1986, the company was recognized as the largest independent small group health distributor nationwide, and the first to launch a COBRA administration operation

Clinton Gee
Director

- Clinton Gee has been Chief Financial Officer for The Word & Brown Companies since June of 2006
- Before joining The Word & Brown Companies, Clinton was a Vice President at several insurance organizations, including Nationwide Insurance Companies, CalFarm Insurance Company, and Foundation Health Plans
- Undergraduate from California State University, Chico, with a bachelor's degree in Accounting and Computer Science

Jeff Davis
Director

- For 23 years, built brands at Procter & Gamble in numerous product sectors (CPG, beauty, pharma) and for numerous global markets (USA, Canada, Germany etc.)
- Angel investor, Board member and CEO of Orabrush, the first company to commercialize a brand leveraging only YouTube
- Has run global billion-dollar business, and has successfully launched two start-ups with an exit
- Undergraduate from University of Utah

Lori Taylor
Director

- Founded TruPet in 2013
- Forbes "Top 50" social media influencers two years in row (top 20 for women)
- Top 100 marketers in 2017
- Multiple national DMA Echo awards
- Launched Kroger loyalty program in early 2000s
- Undergraduate from University of Missouri-Columbia

Michael Close
Director

- CEO of CHOICE Administrators, responsible for two health insurance programs
- Previous COO of The Word & Brown Companies, where he oversaw IT, marketing and strategic business development
- President of Quotit Corp and Health Compare (both sold to National General Holdings Corp). President of CONEXIS, a leading benefits administrator, before its acquisition by WageWorks in 2014
- Undergraduate degree from Ohio State University

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